Statement of Additional Information Supplement	5/21/2015

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF PUTNAM MORTGAGE OPPORTUNITIES FUND, dated April 6, 2015

The sub-section “Inverse Floaters” under the heading “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS” is replaced with the following:

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

The eighth paragraph under the sub-section "Mortgage-backed and Asset-backed securities" under the heading “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS” is replaced with the following:

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

SAI sticker – 5/21/15